                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           Date of Report: May 1, 2001

                          ORIENTAL FINANCIAL GROUP INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

     Commonwealth of Puerto Rico                              001-12647                  66-0538893
----------------------------------------------          ---------------------       -------------------
(State or other Jurisdiction of Incorporation)          (Commission File No.)        (I.R.S. Employer
                                                                                    Identification No.)

               Monacillos 1000
             San Roberto Street
           Rio Piedras, Puerto Rico                             00926
    ---------------------------------------                  ----------
    (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code: (787) 771-6800

ITEM 5. OTHER EVENTS.

         On May 1, 2001, Oriental Financial Group Inc. (the "Company") announced that it revised its consolidated financial statements; primarily, the statement of income for the quarter ended September 30, 2000, and the statements of stockholder's equity and comprehensive income for the quarter and six-month period ended September 30 and December 31, 2000, respectively, to reflect revisions made to the application of Statement of Financial Accounting Standards No. 133. This accounting standard requires the recognition of derivatives on balance sheet at fair value and that changes in their fair value must be recognized in the statement of income or comprehensive income depending on the type of hedging relationship.

         The Company explained that certain differences were recently found in the classification of data used and methodology applied to calculate the fair value of derivatives tied to stock indexes; therefore, requiring a revision of the transition adjustment recognized upon adoption of the new standard on July 1, 2000. In addition, the transition adjustment for certain hedging strategies should have been reported in the statement of comprehensive income instead of the statement of income. Finally, the change in fair value of certain derivatives recorded through other comprehensive income during the quarter ended December 31, 2000 was also revised.

         The effect of the revisions on the consolidated statements of income, comprehensive income and stockholder's equity follows:

                                                         QUARTER ENDED
(IN THOUSANDS, EXCEPT PER SHARE DATA)                 SEPTEMBER 30, 2000
                                                 ----------------------------
                                                 AS PREVIOUSLY
                                                    REPORTED          REVISED
                                                 -------------       --------
STATEMENT OF INCOME:
Total interest income                               $ 30,369         $ 30,369
Total interest expense                                23,884           23,884
                                                    --------         --------
Net interest income                                    6,485            6,485
Provision for losses                                   1,400            1,400
                                                    --------         --------
Net credit income                                      5,085            5,085
Non-interest income (charges):
  Trust, brokerage, mortgage banking
  activities, banking fees and other                   5,443            5,443
  Net loss on sale of securities                      (3,705)          (3,705)
  Trading activities                                     (12)             (12)
  Derivatives activities                              (2,072)          (1,619)
                                                    --------         --------
  Total non-interest (charges) income                   (346)             107
                                                    --------         --------
  Non-interest expenses                                8,187            8,187
                                                    --------         --------
  Loss before income taxes                            (3,448)          (2,995)
  Income taxes credit                                  1,457            1,279
                                                    --------         --------
LOSS BEFORE CUMULATIVE EFFECT OF A CHANGE
IN ACCOUNTING PRINCIPLE                               (1,991)          (1,716)
Cumulative effect of change in accounting
principle, net of taxes                                1,930             (164)
                                                    --------         --------
NET LOSS                                                 (61)          (1,880)
Less: dividends on preferred stock                      (597)            (597)
                                                    --------         --------
Net loss available to common shareholders           $   (658)        $ (2,477)
                                                    --------         --------

                                                                    QUARTER ENDED                      SIX MONTHS ENDED
(IN THOUSANDS, EXCEPT PER SHARE DATA)                             SEPTEMBER 30, 2000                   DECEMBER 31, 2000
                                                             ----------------------------      ---------------------------------
                                                             AS PREVIOUSLY                     AS PREVIOUSLY
                                                               REPORTED          REVISED          REPORTED              REVISED
                                                             -------------      ---------      -------------           ---------
Loss per common share:
Basic before cumulative effect of change in GAAP              $   (0.20)        $   (0.18)
                                                              ---------         ---------
Diluted before cumulative effect of change in  GAAP           $   (0.20)        $   (0.18)
                                                              ---------         ---------

Basic after cumulative effect of change in GAAP               $   (0.05)        $   (0.20)
                                                              ---------         ---------
Diluted after cumulative effect of change in  GAAP            $   (0.05)        $   (0.20)
                                                              ---------         ---------
COMPREHENSIVE INCOME:
Net (loss) income                                             $     (61)        $  (1,880)        $   2,656(1)         $     838(1)
                                                              ---------         ---------         ---------            ---------
Other comprehensive loss, net of tax:
  Unrealized gain (loss) on securities transferred from
  held-to-maturity to available-for-sale                        (26,633)          (26,633)               --                   --
  Unrealized gain on securities arising during
  the period                                                     22,151            22,151            13,563               13,563
  Realized loss on securities included in net income             (3,705)           (3,705)           (3,195)              (3,195)
  Unrealized loss on derivatives designated as cash flows
  hedges arising during the period                                   --                --           (12,428)             (10,190)
  Amount reclassified into earnings during the period                --                94                --                  188
  Income tax credit (expense) related to items of
  other comprehensive income                                      1,068             1,031            (1,337)              (1,411)
                                                              ---------         ---------         ---------            ---------
                                                                 (7,119)           (7,062)           (3,397)              (1,045)
Cumulative effect of change in accounting
principle, net of taxes                                              --              (534)               --                 (534)
                                                                                ---------                              ---------
Other comprehensive loss for the period                          (7,119)           (7,596)           (3,397)              (1,579)
                                                              ---------         ---------         ---------            ---------
COMPREHENSIVE LOSS                                            $  (7,180)        $  (9,476)        $    (741)           $    (741)
                                                              =========         =========         =========            =========
STOCKHOLDERS' EQUITY (AT END OF  PERIOD)                      $ 106,561         $ 104,265         $ 110,105            $ 110,105
                                                              =========         =========         =========            =========

(1) The consolidated statement of income for the quarter ended December 31, 2000 was not revised; therefore, the revised net income for the six-month period ended December 31, 2000 only reflects the revision made to the net income for the quarter ended September 30, 2000.

         The Company further announced that it would submit revised quarterly reports on Form 10-Q for the quarters ended September 30 and December 31, 2000, in accordance with regulatory requirements

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              ORIENTAL FINANCIAL GROUP INC.



Date: May 1, 2001                      By: /s/ Rafael Valladares
      -----------                         --------------------------------------
                                                    Rafael Valladares
                                                  Senior Vice President
                                                     and Comptroller